UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

ECB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41456	88-1502079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

419 Broadway, Everett, Massachusetts 02149

(Address of principal executive offices) (Zip Code)

(617) 387-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ECBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(b) As previously disclosed, on January 16, 2024, Baker Newman & Noyes LLC informed ECB Bancorp, Inc. (the “Company”) that it is declining to stand for re-appointment as the Company’s independent registered public accounting firm for the audit of the fiscal year ending December 31, 2024 as a result of its decision to exit its banking public company audit practice.

On March 11, 2024, the Company engaged Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and to review the Company’s financial statements for the second and third fiscal quarters of 2024. Baker Newman & Noyes LLC will review the Company’s financial statements for the first fiscal quarter of 2024.

The engagement of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm was recommended by the Company’s Audit Committee and was approved by the Company’s Board of Directors.

Other than as described in the next paragraph, during the Company’s fiscal years ended December 31, 2023 and 2022, and during the subsequent interim period preceding the engagement of Wolf & Company, P.C., the Company did not consult with Wolf & Company, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Wolf & Company, P.C. concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2023 and 2022, Wolf & Company, P.C. provided lease accounting, income tax provision and Current Expected Credit Losses (CECL) model validation services to the Company. In approving the selection of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the Audit Committee and the Board of Directors considered these services previously provided by Wolf & Company, P.C. and concluded that such services would not adversely affect the independence of Wolf & Company, P.C.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.

Date: March 12, 2024	By:	/s/ John A. Citrano
John A. Citrano
Executive Vice President, Chief Operating Officer and Chief Financial Officer